Exhibit 99.1

MidSouth Bancorp, Inc.

MidSouth Bank

Peoples State Bank

Merger Agreement with PSB Financial Corporation
 September 26, 2012

Forward Looking Statement
Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934 and subject to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995, which involve risks and uncertainties. These statements include, among others, statements regarding future results, improvements in classified and criticized assets, changes in the local and national economy, the work-out of nonaccrual loans, the competition for other potential acquisitions, the impacts from the integration of operations from completed acquisitions and the impact of regulatory changes regarding electronic transactions.
Actual results may differ materially from the results anticipated in these forward-looking statements. Factors that might cause such a difference include, among other matters, the failure to obtain necessary regulatory approvals and the approval of PSB shareholders; the ability of the parties to satisfy the other closing conditions; the effect of the announcement of the proposed acquisition on relations with customers and employees; the effects of MidSouth’s expenditure of monies for legal and other professional fees, which will be capitalized on its balance sheet and written off if the transaction is not completed; changes in interest rates and market prices that could affect the net interest margin, asset valuation, and expense levels; changes in local economic and business conditions, including, without limitation, changes related to the oil and gas industries, that could adversely affect customers and their ability to repay borrowings under agreed upon terms, adversely affect the value of the underlying collateral related to their borrowings, and reduce demand for loans; the timing and ability to reach any agreement to restructure nonaccrual loans; increased competition for deposits and loans which could affect compositions, rates and terms; the timing and impact of future acquisitions, the success or failure of integrating operations, and the ability to capitalize on growth opportunities upon entering new markets; loss of critical personnel and the challenge of hiring qualified personnel at reasonable compensation levels; legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by our regulators, changes in the scope and cost of FDIC insurance and other coverage; and other factors discussed under the heading “Risk Factors” in MidSouth’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on March 15, 2012 and in its other filings with the SEC.
MidSouth does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise, except as required by law.

Additional Information About This Transaction
In connection with the proposed transaction, PSB Financial Corporation (“PSB”) will distribute to its shareholders a proxy statement that will also include information regarding MidSouth Bancorp, Inc. (“MidSouth”) and the MidSouth securities that are expected to be privately issued in connection with the proposed transaction. SHAREHOLDERS OF PSB ARE URGED TO READ
THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS DISTRIBUTED BY PSB WHEN THEY BECOME
AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders of PSB will be able to obtain a free copy of the proxy statement (when available) by directing a request by telephone or mail to PSB Financial Corporation, 880
San Antonio Avenue, Many, LA 71449, Attention: Clay Abington, 318.238.4489

THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY,
ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH
SUCH AN OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR
QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE OR JURISIDICTION.

Participants in the Solicitation

PSB and its directors, executive officers, certain members of management and employees may have interests in the proposed transaction or be deemed to be participants in the solicitation of proxies of PSB’s shareholders to approve matters necessary to be approved to facilitate the proposed transaction. Certain information regarding the participants and their interests in the solicitation will be set forth in the PSB proxy statement distributed in connection with the proposed transaction. Shareholders may obtain additional information regarding the interests of such participants by reading the proxy statement for the proposed transaction when it becomes available.

Summary of Acquisition Terms
Transaction Value  $39 million (1)
Form of Consideration $18 million cash, including $2 million contingent payment
    $11 million common equity
    $10 million liquidation value of 4% non-cumulative
    convertible preferred equity, conversion price of
    $18.00 MSL
Board Seat  Pete Abington, 7% MSL ownership
Required Approvals Customary regulatory and PSB shareholders
Termination Fee  $2.5 million
Expected Closing   Fourth Quarter 2012
(1) Based on MSL 20-day average stock price as of September 26 of $14.54 and a fixed exchange ratio of 10.3441

Transaction Rationale
Strategic Rationale
 – Complimentary geographic markets - expands MSL into Central and North Louisiana along
    I-49 Corridor
 – Continues to build scale as MSL closes in on $2.0 billion in assets with opportunities to increase efficiencies
 – Strong management talent with similar cultures and strong community relationships
Strong Financial Fundamentals
 – Greater than 30% earnings accretion in 2013 based on 25% cost savings fully realized by the end of 2013 and no revenue enhancements
 – Greater than 15% IRR (well above MSL’s cost of capital)
 – Manageable tangible book value payback of approximately 3.3 years
Low Risk
 – Low execution risk given expansion into contiguous market
 – Comprehensive due diligence process undertaken
 – Conservative credit mark of 2.3%

MidSouth Bancorp, Inc.

MidSouth Bank
Peoples State Bank Locations*
MidSouth Bank Locations
Coming Soon*
*Subject to regulatory approval
Texarkana
Rockwall
Mesquite
Dallas
Fort Worth
Tyler
Greenwood
Mansfield
Pleasant Hill
Natchitoches
Zwolle
Robeline
Many
Florien
Alexandria
Eunice
Jennings
Carencro
Lafayette
Lake Charles
Crowley
St. Martinville
Baton Rouge
New Iberia
Abbeville
Jeanerette
New Orleans
Thibodaux
Morgan City
Houma
Cut Off
Beaumont
Magnolia
Conroe
Houston
Pasadena

Pro Forma - as of June 30, 2012
($ in millions)
	MSL	PSB	Pro Forma
Loans	751	271	1,022
Deposits	1,154	417	1,571
Assets	1,395	501	1,896

Branches	40	16	56
FTEs	449	146	595

MidSouth Bancorp, Inc.

Head quarters:	Many, LA
Established:	1913
Branches:	16
FTEs:	146
Total Assets:	$501 million
Total Loans:	$271 million
Total Deposits:	$417 million

Peoples State Bank

Peoples State Bank History
1913- Peoples State Bank founded, E.C. Dillon
 President
1934 - John J. Blake named President following
 death of E.C. Dillon
1967 - John J. Blake Jr. named President
1984 - PSB Financial Corporation, a one bank
 holding company controlled by Pete
 Abington, purchased Peoples State Bank.
 Total assets $28 million.
1985 - Acquired Bank of Pleasant Hill
1987 - FDIC assisted acquisitions of Pelican State
 Bank in Mansfield and Liberty Bank &
 Trust in Shreveport
1996 - Acquired a branch in Alexandria of First
 NBC, New Orleans
1986 - John J. Blake, III named President -
 currently with the bank
1997 - Acquired First Bank and Trust in
 Natchitoches
2005 - Purchased shell charter of First State Bank
 and relocated branch to Texarkana, TX
Franchise Overview

MidSouth Bancorp, Inc.

Market	Market Total Deposits 2011 ($000)	MSL Total Deposits 2011 ($000)	MSL Total Deposit Market Share 2011 (%)	MSL Total Deposit Rank 2011	PSB Total Deposits 2011 ($000)	PSB Total Deposit Market Share 2011 (%)	PSB Total Deposit Rank 2011
Calcasieu, LA	3,219,183	60,549	1.88	8	-	-	-
De Soto, LA	589,337	-	-	-	48,052	8.15	3
Iberia, LA	1,745,682	78,978	4.52	7	-	-	-
Jefferson Davis, LA	508,483	47,103	9.26	5	-	-	-
Lafayette, LA	4,988,913	384,147	7.70	5	-	-	-
Natchitoches, LA	627,077	-	-	-	135,438	21.60	2
Sabine, LA	437,914	-	-	-	168,835	38.55	2
Saint Martin, LA	541,860	148,917	27.48	2	-	-	-
Saint Mary, LA	1,131,007	33,514	2.96	8	-	-	-
Terrebonne, LA	1,905,702	11,944	0.63	10	-	-	-
Jefferson, TX	3,880,160	89,340	2.30	8	-	-	-
Orange, TX	805,100	13,475	1.67	8	-	-	-
Rockwall, TX	909,323	29,498	3.24	8	-	-	-
Aggregate	***343,214,617***	***1,191,395***	***0.35***	***23***	***414,651***	***0.12***	***59***

Pro forma Deposit Market Share

Financial Impact of Transaction
• Comprehensive onsite credit due diligence process by MSL
 – Reviewed 74% of loan portfolio
 – Conservative aggregate credit mark of 2.3% or $6 million
• Review of operations and business lines
 – Realistic cost savings of 25% of 2012 pretax noninterest expenses fully realized by end of 2013
 – No revenue synergies assumed
 – One time merger related expenses of $0.5 million after tax
 – EPS immediately accretive
• Resulting Pro Forma Capital Ratios
 – Tier 1 Leverage 8.61%
 – Tier 1 Capital to RWA 13.58%
 – Total RBC Ratio 14.22%
 – TE/TA 7.5%

MidSouth Bancorp, Inc.

MidSouth Bancorp

Agricultural
1%
Total Leases
1%
Consumer
10%
1-4 Family
15%
C&D 7%
Multifamily
1%
C&I 30%
CRE Loans
& Farm
35%

[redacted]

PSB Financial Corp

Agricultural
5%
Consumer
6%
1-4 Family
14%
C&D 3%
C&I 18%
Multifamily
6%
CRE Loans
& Farm
48%

[redacted]

Pro Forma (1)

Agricultural
2%
Consumer
9%
1-4 Family
15%
C&D 6%
Multifamily
2%
C&I 27%
CRE Loans
& Farm
38%

[redacted]

Loan Portfolio	Amount	% of Total
1-4 Family	112,343	14.95%
C&D	55,111	7.33
Multifamily	7,566	1.01
CRE Loans & Farm	263,575	35.07
C&I	226,993	30.20
Consumer	72,873	9.70
Agricultural	9,168	1.22
Total Leases	3,974	0.53
Total Loans	751,603	100.00%
Loan Portfolio	Amount	% of Total
1-4 Family	36,652	13.51%
C&D	9,296	3.43
Multifamily	15,526	5.72
CRE Loans & Farm	130,175	47.97
C&I	48,465	17.86
Consumer	17,424	6.42
Agricultural	13,830	5.10
Total Leases	-	-
Total Loans	271,368	100.00%
Loan Portfolio	Amount	% of Total
1-4 Family	148,995	14.56%
C&D	64,407	6.30
Multifamily	23,092	2.26
CRE Loans & Farm	393,750	38.49
C&I	275,458	26.93
Consumer	90,297	8.83
Agricultural	22,998	2.25
Total Leases	3,974	0.39
Total Loans	1,022,971	100.00%
PSB Yield on Total Loans: 5.45%
MidSouth Yield on Total Loans: 6.60%
Pro Forma Yield on Total Loans: 6.29%
Source: SNL Financial and Company Documents
(1) Excludes purchase accounting data
PRO FORMA LOAN COMPOSITION

MidSouth Bancorp, Inc.

Jumbo Time Deposits 14%
Transaction Accounts 44%
Retail Time Deposits 10%
MMDA & Savings 32%

Retail Time Deposits 19%
Jumbo Time Deposits 4%
Transaction Accounts 32%
MMDA & Savings 45%

Jumbo Time Deposits 11%
Transaction Accounts 41%
Retail Time Deposits 13%
MMDA & Savings 35%

MidSouth Bancorp
PSB Financial Corp
Deposit Composition	Amount	% of Total
Transaction Accounts	134,246	32.23%
MMDA & Savings	186,063	44.67
Retail Time Deposits	79,330	19.04
Jumbo Time Deposits	16,907	4.06
Total Deposits	416,546	100.00%
Deposit Composition	Amount	% of Total
Transaction Accounts	508,169	44.04%
MMDA & Savings	369,524	32.03
Retail Time Deposits	119,098	10.32
Jumbo Time Deposits	156,970	13.61
Total Deposits	1,153,761	100.00%
Deposit Composition	Amount	% of Total
Transaction Accounts	642,415	40.91%
MMDA & Savings	555,587	35.38
Retail Time Deposits	198,428	12.64
Jumbo Time Deposits	173,877	11.07
Total Deposits	1,570,307	100.00%
PSB Cost of Deposits: 0.67%
MidSouth Cost of Deposits: 0.48%
Pro Forma Cost of Deposits: 0.53%
Source: SNL Financial and Company Documents
(1) Excludes purchase accounting data
Pro Forma (1)
PRO FORMA DEPOSIT COMPOSITION